UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 4, 2017 (December 28, 2016)

Centennial Resource Development, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37697	47- 5381253
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

1401 Seventeenth Street, Suite 1000
Denver, Colorado 80202
(Address of principal executive offices, including zip code)

(720) 441-5515
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously disclosed, on December 28, 2016 (the “Closing Date”), Centennial Resource Development, Inc. and its subsidiary, Centennial Resource Production, LLC, a Delaware limited liability company (“CRP”), consummated the previously announced acquisition of leasehold interests and related upstream assets in Reeves County, Texas (the “Acquisition”) from Silverback Exploration, LLC, a Delaware limited liability company (“Silverback”) and Silverback Operating, LLC, a Delaware limited liability company (together with Silverback, collectively “Seller”), pursuant to (i) that certain Purchase and Sale Agreement, dated as of November 21, 2016, by and among Seller and SB RS Holdings, LLC, a Delaware limited liability company (“SB RS”) and affiliate of Riverstone Holdings, LLC and (ii) that certain Assignment Agreement, dated as of December 22, 2016, by and between CRP and SB RS.

Item 1.01 Entry into a Material Definitive Agreement

The disclosure set forth under “Introductory Note” above is incorporated in this Item 1.01 by reference.

In connection with the consummation of the Acquisition, on the Closing Date, CRP entered into that certain Third Amendment to Amended and Restated Credit Agreement (the “Third Amendment”), which amends the Amended and Restated Credit Agreement, dated as of October 15, 2014, among CRP, each of the lenders and guarantors from time to time party thereto and JPMorgan Chase Bank, N.A. as administrative agent (as amended, the “Credit Agreement”).

The Third Amendment, among other things, (1) permits the Acquisition and other transactions related thereto and (2) increases the borrowing base under the Credit Agreement from $200,000,000 to $250,000,000.

The foregoing description of the Third Amendment is a summary only and is qualified in its entirety by reference to the Third Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 above is incorporated in this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The exhibits to this Current Report on Form 8-K are listed in the Exhibit Index, which appears at the end of this report and is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENNIAL RESOURCE DEVELOPMENT, INC.

Date: January 4, 2017

	By:	/s/ George S. Glyphis
	Name:	George S. Glyphis
	Title:	Chief Financial Officer, Treasurer and Assistant Secretary

Exhibit Index

Exhibit No.	Description
10.1

Third Amendment to Amended and Restated Credit Agreement, dated as of December 28, 2016, by and among Centennial Resource Production, LLC, as borrower, and JPMorgan Chase Bank, N.A., as administrative agent, and the lenders and guarantors party thereto.